Net loss per share	12 Months Ended
Dec. 31, 2021
Profit or loss [abstract]
Net loss per share

18. Net loss per share

Basic and diluted net loss per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period. There were no dilutive items outstanding for the period as the Company had a net loss and the effect of any stock options or warrants would be anti-dilutive.

The net loss per share is as follows:

	December 31,	December 31,	December 31,
	2021	2020	2019
Net loss ($’000)	$(11,266)	$(4,381)	$(12,354)
Weighted average number of common shares outstanding – basic and diluted	446,366,938	325,483,780	282,306,312
Net loss per share – basic and diluted	$(0.025)	$(0.013)	$(0.044)

Patagonia Gold Corp.

Notes to the Consolidated Financial Statements

For the Years Ended December 31, 2021, 2020 and 2019

(In thousands of U.S. dollars unless otherwise stated)